Exhibit 10.9
Form 10-SB
Energytec, Inc.

                   ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS                )(
                                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF MCMULLEN            )(

That, for TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Allan Manka, hereinafter referred to as "Assignor", whose address is 901 N.E. Loop 410, Suite #830, San Antonio, TX 78209, hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS and CONVEYS unto energytec.com, inc., a Nevada Corporation, hereinafter referred to as "Assignee", whose address is 14785 Preston Road, Suite 550, Dallas, Texas 75254, and to its successors and assigns, all of Assignor's interest in and to the leasehold estates or working interests created by those certain Oil and Gas Leases described in the attached Exhibit "A".

For the same consideration, Assignor does hereby BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto Assignee, all equipment, personal property, fixtures and improvements located on, used in connection with or appurtenant to the leases described in Exhibit "A", including without limitation, the wells identified in Exhibit "A" in connection with each such lease, and all the surface, wellhead and downhole equipment, tanks, pumps, tubing, easing, flowline, separators, treating facilities, and all other equipment pertaining to said leases and lands. The equipment, personal property, and fixtures are transferred to Assignee "AS IS", "WITH ALL FAULTS" AND IN THEIR PRESENT STATE OF CONDITION AND REPAIR AND ASSIGNOR EXPRESSLY NEGATES ANY IMPLIED WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, with respect to said interests in equipment, personal property and fixtures.

Assignor intends hereby to transfer and convey to Assignee, all of Assignor's right, title and interest in and to the lands affected by the leases, including mineral and royalty interests, overriding royalty, net profits interests, production payments and any other economic interests owned by Assignor in the production of hydrocarbons and minerals therefrom; and all of Assignor's right title and interest in and to the pooling and unitization agreements, product purchase and sales contracts, leases, permits, rights-of way, easements, licenses, farmouts, options, and other beneficial contracts or instruments.

This assignment is subject to the terms and conditions of the original leases, all intermediate assignments affecting the leases and to depth limitations, if any, with respect to the leases. As part of the consideration for this Assignment, Assignee assumes all responsibility for plugging the wells identified in Exhibit "A" in accordance with all the rules and regulations of the Railroad Commission of Texas.

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TO HAVE AND TO HOLD the  leasehold  interest  described  in Exhibit  "A" and the related properties and assets above described, unto Assignee, its successors and assigns, forever, without warranty either express or implied.

This instrument is executed this ____ day of _____________, 2002, but to be effective as of September 1st , 2001, at 7:00 a.m.

                                          /s/ Allan Manka
                                          Allan Manka
                                          "ASSIGNOR"

                                          energytec.com, inc.

                                          By /s/ Frank W. Cole
                                          Frank W. Cole, President
                                          "ASSIGNEE"
STATE OF TEXAS
COUNTY OF BEXAR

This instrument was acknowledged before me on this the 22 day of February 2002, by Allan Manka.

[Notary Seal]                             /s/ Brandy R. Currie
                                          Notary Public State of Texas
STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on the _____day of ___________,2002, by Frank W Cole, President of energytec.com, inc., a Nevada Corporation, on behalf of said corporation.

                                          -------------------------------
                                          Notary Public, State of Texas

                                    EXHIBIT A

V. HOUSTON "A" LEASE

Oil, Gas and Mineral Lease dated November 27, 1978, from V. H. Houston and wife, Edith Houston, as Lessor, to Less Hutt, as Lessee, recorded in Volume 161, Page 421, Deed Records, McMullen County, Texas, covering 1019.69 acres of land, more or less, in the George Elliott Survey No. 959, A-181, McMullen County, Texas, INSOFAR AS AND ONLY INSOFAR AS said lease covers and includes 240 acres, more or less, being the same lands described by Exception in tat certain Partial Release of Oil and Gas Lease dated June 20, 1986, executed by Less Hutt et al., recorded in Volume 267, page 141, Deed Records, McMullen County, Texas.

Wells Affected: V. Houston Well No. 14-A and Houston 12-A (if any). Depth Limitation: Surface to 7100 feet
      Working Interest Assigned: 1.333333%

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